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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 15, 2000
                                                        -----------------


                            The Lamson & Sessions Co.
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             (Exact Name of Registrant as Specified in its Charter)


          Ohio                          1-313                   34-0349210
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


       25701 Science Park Drive, Cleveland, Ohio                     44122-7313
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        (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 2000, The Lamson & Sessions. Co., an Ohio corporation ("Lamson"), completed the acquisition of 100% of the outstanding capital stock of Ameriduct Worldwide, Inc., a Florida corporation ("Ameriduct").

         The previously announced acquisition was made pursuant to the terms and conditions of a share purchase agreement, dated as of December 6, 2000, by and among Lamson, Ameriduct and the shareholders of Ameriduct (the "Purchase Agreement"). The Purchase Agreement provided for a purchase price of $65,000,000 in cash, payable to the shareholders of Ameriduct. Additionally, pursuant to the terms of an agreement executed at the closing of the acquisition among four of the former shareholders of Ameriduct and Ameriduct, Ameriduct will, if certain financial targets are achieved, pay the four former shareholders a commission, based on sales during the next three years to a particular customer of Ameriduct, not to exceed $3,000,000.

         The consideration provided for in the Purchase Agreement was determined by Lamson after a complete review of the business of Ameriduct and negotiations between representatives of Lamson and Ameriduct. The acquisition was financed from Lamson's credit facility with Harris Trust and Savings Bank, as Administrative Agent.

         Ameriduct is a manufacturer of polyethylene pipe used as conduit in the telecommunications industry.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The financial information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

         The pro forma financial information required to be filed pursuant to
         Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

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(c)      Exhibits.

         Number       Description
         ------       -----------
           2          Share Purchase Agreement, dated as of December 6, 2000, by and among The Lamson & Sessions Co., Ameriduct Worldwide,
                      Inc. and the shareholders of Ameriduct Worldwide, Inc.

          99.1 Press Release, dated December 7, 2000 (regarding the signing of the Purchase Agreement).

          99.2 Press Release, dated December 21, 2000 (regarding the closing of the transactions contemplated by the Purchase Agreement).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE LAMSON & SESSIONS CO.

Dated: January 2, 2001

                                        By:  /s/ James J. Abel
                                             ----------------------------------
                                        Name: James J. Abel
                                        Title:  Executive Vice President,
                                                Secretary, Treasurer and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX


  Number                          Description
  ------                          -----------
   2 Share Purchase Agreement, dated as of December 6, 2000, by and among The Lamson & Sessions Co., Ameriduct Worldwide, Inc. and the shareholders of Ameriduct Worldwide, Inc.

   99.1 Press Release, dated December 7, 2000 (regarding the signing of the Purchase Agreement).

   99.2 Press Release, dated December 21, 2000 (regarding the closing of the transactions contemplated by the Purchase Agreement).